                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported)
                               February 23, 1999
                                 (June 25, 1998)

                       Clear Channel Communications, Inc.
             (Exact name of registrant as specified in its charter)

                                      Texas
                            (State of Incorporation)

               1-9645                                74-1787536
     (Commission File Number)              (I.R.S. Employer Identification No.)

                          200 Concord Plaza, Suite 600
                            San Antonio, Texas 78216
                                 (210) 822-2828
          (Address and telephone number of principal executive offices)

                       Clear Channel Communications, Inc.
                                   Form 8-K/A


Item 5        OTHER EVENTS

On July 10, 1998, Clear Channel Communications, Inc., a Texas corporation (the Company), filed a Current Report on Form 8-K. On September 4, 1998, the Company filed a current Report on Form 8-K/A to amend the July 10, 1998 filing with the information required under item 7 (a) and item 7 (b). On January 14, 1999 the Company filed a Current Report on Form 8-K/A to amend the July 10, 1998 filing with the purchase price information required in the notes to the pro forma information under item 7 (b). The Company is filing this amendment to adjust the pro forma information under item 7 (b).

Item 7        FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro Forma Financial Information.

(b)      Pro Forma Financial Information.

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined condensed financial statements give effect to the acquisition of More Group Plc. ("More") by the Company. For accounting purposes, the Company will account for the acquisition as a purchase; accordingly the net assets of More have been adjusted to their estimated fair values based upon a preliminary purchase price allocation.

The unaudited pro forma combined condensed statement of operations for the year ended December 31, 1997 gives effect to the acquisition as if it had occurred on January 1, 1997. The unaudited pro forma combined condensed balance sheet at December 31, 1997 gives effect to the acquisition as if it had occurred on December 31, 1997.

The unaudited pro forma combined condensed statement of operations was prepared based upon the historical statement of operations of the Company, adjusted to reflect the acquisitions of Eller Media, Inc. ("Eller") and Paxson Radio ("Paxson") and the merger with Universal Outdoor Holdings, Inc. ("Universal") as if such acquisitions and merger had occurred on January 1, 1997 ("Clear Channel Pro Forma"), and based upon the historical statement of operations of More adjusted to conform with U.S. Generally Accepted Accounting Principles. The unaudited pro forma combined condensed balance sheet was prepared based upon the historical balance sheet of the Company adjusted to reflect the merger with Universal as if such merger had occurred on December 31, 1997 and the historical balance sheet of More adjusted to conform with U.S. Generally Accepted Accounting Principles. Certain amounts in More's financial statements have been reclassified to conform to the Company's 1997 presentation.

The unaudited pro forma combined condensed financial statements should be read in conjunction with the historical financial statements of More included herein and the historical financial statements of the Company.

The unaudited pro forma combined condensed financial statements are not necessarily indicative of the actual results of operations or financial position that would have occurred had the acquisition and the above described acquisitions and merger and transactions of the Company and More occurred on the dates indicated nor are they necessarily indicative of future operating results or financial position.

                             CLEAR CHANNEL AND MORE
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             (Dollars in thousands)

                                December 31, 1997

                                                                                        Clear Channel
                                     Clear Channel          More         Pro Forma       and More
                                      Pro Forma         Historical       Adjustment      Pro Forma
                                      ---------         ----------       ----------      ---------
ASSETS
Current assets:
Cash and cash equivalents            $     9,746      $    35,023      $    (8,590)     $    36,179
Accounts receivable, net                 191,838           41,187               --          233,025
Film rights - current                     14,826               --               --           14,826
Other current assets                      18,004            6,683               --           24,687
                                     -----------      -----------      -----------      -----------
Total Current Assets                     234,414           82,893           (8,590)         308,717

Property, plant & equipment, net       1,368,463          111,399               --        1,479,862

Intangible assets:
Network affiliation agreements            33,727               --               --           33,727
Licenses and goodwill                  3,338,738          132,582          596,581        4,067,901
Covenants not-to-compete                  33,976               --               --           33,976
Other intangible assets                   19,593               --               --           19,593
                                     -----------      -----------      -----------      -----------
                                       3,426,034          132,582          596,581        4,155,197
Less accumulated amortization           (142,956)         (10,590)          10,590         (142,956)
                                     -----------      -----------      -----------      -----------
                                       3,283,078          121,992          607,171        4,012,241
Other assets:
Notes receivable                          35,373               --               --           35,373
Film rights                               14,171               --               --           14,171
Investments in, and advances
  to, nonconsolidated affiliates         266,691           10,481               --          277,172
Other assets                              48,539           22,566               --           71,105
Other investments                         51,259              472               --           51,731
                                     -----------      -----------      -----------      -----------
TOTAL ASSETS                         $ 5,301,988      $   349,803      $   598,581      $ 6,250,372
                                     ===========      ===========      ===========      ===========

                             CLEAR CHANNEL AND MORE
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             (Dollars in thousands)

                                December 31, 1997

                                                                                                Clear Channel
                                             Clear Channel        More         Pro Forma          and More
                                               Pro Forma       Historical      Adjustment         Pro Forma
                                               ---------       ----------      ----------         ---------
LIABILITIES
Current liabilities:
Accounts payable                             $    17,416      $    33,449     $        --      $    50,865
Accrued interest                                   9,950              459              --           10,409
Accrued expenses                                  61,666           20,793              --           82,459
Deferred income                                    1,340            6,238              --            7,578
Short-term debt                                       --            7,607              --            7,607
Current portion of long-term debt                 25,668               --              --           25,668
Current portion of film rights liability          15,875               --              --           15,875
Income tax liability                                  --           13,094              --           13,094
                                             -----------      -----------     -----------      -----------
Total Current Liabilities                        131,915           81,640              --          213,555

Long-term debt                                 2,048,021           90,612         768,107        2,906,740
Film rights liability                             15,551               --              --           15,551
Deferred income taxes                            101,944            5,406              --          107,350
Deferred income - long-term                        9,750               --              --            9,750
Other long-term liabilities                       25,378              924              --           26,302

Minority interest                                 20,787            1,695              --           22,482

Shareholders' equity:
Preferred stock                                       --               --              --               --
Common stock                                      11,752            6,872          (6,872)          11,752
Additional paid-in capital                     2,741,794          103,801        (103,801)       2,741,794
Retained earnings                                169,631           55,398         (55,398)         169,631
Other                                              2,398            3,455          (3,455)           2,398
Unrealized gain on investments                    23,754               --              --           23,754
Cost of shares held in treasury                     (687)              --              --             (687)
                                             -----------      -----------     -----------      -----------
Total Shareholders' Equity                     2,948,642          169,526        (169,526)       2,948,642
                                             -----------      -----------     -----------      -----------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                       $ 5,301,988      $   349,803     $   598,581      $ 6,250,372
                                             ===========      ===========     ===========      ===========

                             CLEAR CHANNEL AND MORE
                     UNAUDITED PRO FORMA COMBINED CONDENSED
                             STATEMENT OF OPERATIONS

                      (In thousands, except per share data)

                          Year ended December 31, 1997

                                                                                              Clear Channel
                                           Clear Channel        More         Pro Forma           and More
                                             Pro Forma       Historical      Adjustment         Pro Forma
                                             ---------       ----------      ----------         ---------
Net revenue                                $ 1,041,453      $   232,530      $        --      $ 1,273,983
Operating expenses                             591,937          157,859               --          749,796
Depreciation and amortization                  243,064           23,592           23,033          289,689
Noncash compensation expense                        --            1,327           (1,327)              --
Corporate expenses                              27,260            7,474               --           34,734
                                           -----------      -----------      -----------      -----------
Operating income (loss)                        179,192           42,278          (21,706)         199,764
Interest expense                               163,205            4,383           50,849          218,437
Other income (expense) - net                     3,842           (3,655)              --              187
                                           -----------      -----------      -----------      -----------
Income (loss) before income taxes               19,829           34,240          (72,555)         (18,486)
Income tax (expense) benefit                   (30,841)         (10,705)          17,379          (24,167)
                                           -----------      -----------      -----------      -----------
Income before equity in earnings
  (loss) of nonconsolidated affiliates         (11,012)          23,535          (55,176)         (42,653)
Equity in earnings (loss) of
  nonconsolidated affiliates                     6,615             (586)              --            6,029
                                           -----------      -----------      -----------      -----------
Net income (loss)                          $    (4,397)     $    22,949      $   (55,176)     $   (36,624)
                                           ===========      ===========      ===========      ===========
Net income (loss) per common share:
    Basic                                  $     (0.04)                                       $     (0.33)
                                           ===========                                        ===========
    Diluted                                $     (0.07)                                       $     (0.36)
                                           ===========                                        ===========

                             CLEAR CHANNEL AND MORE

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

                            (In thousands of dollars)

The pro forma adjustments at December 31, 1997 are as follows:

                                                                                                        Increase
                                                                                                       (Decrease)
                                                                                                       ----------
(a)     Decrease in Cash and cash equivalents due to the estimated acquisition expenses.             $    (8,590)

(b)     Increase in Licenses and goodwill due to the additional goodwill created as a                    596,581
        result of the acquisition of $729,163 offset by the elimination of existing goodwill of $132,582.

(c)     Decrease in Accumulated amortization to eliminate the existing accumulated                        10,590
        amortization related to the $132,582 of goodwill that was eliminated.

(d)     Increase in Long-term debt due to additional borrowing to fund the acquisition                   768,107
        cost.

(e)     Decrease in Common stock due to the elimination of More's shareholder's equity.                   (6,872)

(f)     Decrease in Additional paid-in capital due to the elimination of More's                         (103,801)
        shareholder's equity.

(g)     Decrease in Retained earnings due to the elimination of More's shareholder's                     (55,398)
        equity.

(h)     Decrease in Other due to the elimination of More's shareholder's equity.                          (3,455)


The pro forma adjustments for the year ended December 31, 1997 are as follows:

                                                                                                        Increase
                                                                                                       (Decrease)
                                                                                                       ----------
                                                                                                         Income
(i)     Increase in amortization expense resulting from the additional goodwill created              $   (23,033)
        by the acquisition.

(j)     Decrease in Noncash compensation to reverse the effect of Financial Accounting                     1,327
        Standards Board Statement No. 123 ("FAS 123") from the statement of operations as the Company elected to follow Accounting Principles Board Opinion Number 25 ("APB
        25") for earnings presentation and implemented FAS 123 for footnote disclosure only.

(k)     Increase in interest expense due to financing the acquisition price of More at                   (50,849)
        the Company's average interest rate of 6.62% for 1997.

(l)     The tax effect of adjustment (j) at the 1997 UK statutory rate of 31.5% offset by                 17,379
        the tax benefit of adjustment (k) at the Company's federal U.S. tax rate in 1997 of 35%.

                                  CLEAR CHANNEL
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             (Dollars in thousands)

                                December 31, 1997


                                     Clear Channel     Universal        Pro Forma       Clear Channel
                                      Historical      Historical      Adjustment (3)      Pro Forma
                                      ----------      ----------      -------------       ---------
ASSETS
Current assets:
Cash and cash equivalents            $    24,657      $        89      $   (15,000)     $     9,746
Accounts receivable, net                 155,962           35,876               --          191,838
Film rights - current                     14,826               --               --           14,826
Other current assets                       3,202           14,802               --           18,004
                                     -----------      -----------      -----------      -----------
Total Current Assets                     198,647           50,767          (15,000)         234,414

Property, plant & equipment, net         746,284          622,179               --        1,368,463

Intangible assets:
Network affiliation agreements            33,727               --               --           33,727
Licenses and goodwill                  2,175,944          260,504          902,290        3,338,738
Covenants not-to-compete                  24,892            9,084               --           33,976
Other intangible assets                   19,593               --               --           19,593
                                     -----------      -----------      -----------      -----------
                                       2,254,156          269,588          902,290        3,426,034
Less accumulated amortization           (141,066)         (20,103)          18,213         (142,956)
                                     -----------      -----------      -----------      -----------
                                       2,113,090          249,485          920,503        3,283,078
Other assets:
Notes receivable                          35,373               --               --           35,373
Film rights                               14,171               --               --           14,171
Investments in, and advances
  to, nonconsolidated affiliates         266,691               --               --          266,691
Other assets                              30,122           18,417               --           48,539
Other investments                         51,259               --               --           51,259
                                     -----------      -----------      -----------      -----------
TOTAL ASSETS                         $ 3,455,637      $   940,848      $   905,503      $ 5,301,988
                                     ===========      ===========      ===========      ===========

                                  CLEAR CHANNEL
              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                             (Dollars in thousands)

                                December 31, 1997


                                            Clear Channel     Universal        Pro Forma       Clear Channel
                                             Historical      Historical      Adjustment (3)      Pro Forma
                                             ----------      ----------      -------------       ---------
LIABILITIES
Current liabilities:
Accounts payable                             $    11,904      $     5,512      $        --      $    17,416
Accrued interest                                   9,950               --               --            9,950
Accrued expenses                                  34,489           27,177               --           61,666
Deferred income                                    1,340               --               --            1,340
Current portion of long-term debt                 13,294           12,374               --           25,668
Current portion of film rights liability          15,875               --               --           15,875
                                             -----------      -----------      -----------      -----------
Total Current Liabilities                         86,852           45,063               --          131,915

Long-term debt                                 1,540,421          507,600               --        2,048,021
Film rights liability                             15,551               --               --           15,551
Deferred income taxes                             10,114           91,830               --          101,944
Deferred income - long-term                        9,750               --               --            9,750
Other long-term liabilities                       25,378               --               --           25,378

Minority interest                                 20,787               --               --           20,787

Shareholders' equity:
Preferred stock                                       --               --               --               --
Common stock                                       9,823              268            1,661           11,752
Additional paid-in capital                     1,541,865          374,129          825,800        2,741,794
Retained earnings/
  (accumulated deficit)                          169,631          (87,541)          87,541          169,631
Other                                              2,398            9,499           (9,499)           2,398
Unrealized gain on investments                    23,754               --               --           23,754
Cost of shares held in treasury                     (687)              --               --             (687)
                                             -----------      -----------      -----------      -----------
Total Shareholders' Equity                     1,746,784          296,355          905,503        2,948,642
                                             -----------      -----------      -----------      -----------
TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                       $ 3,455,637      $   940,848      $   905,503      $ 5,301,988
                                             ===========      ===========      ===========      ===========

                                  CLEAR CHANNEL
               UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS

                      (In thousands, except per share data)

                          Year ended December 31, 1997

                                                                                                    Clear Channel/
                                                  Clear Channel      Eller         Pro Forma            Eller           Paxson
                                                   Historical     Historical    Adjustment (1)        Pro Forma       Historical
                                                   ----------     ----------    --------------        ---------       ----------
Net revenue                                      $   697,068      $    56,642      $        --      $   753,710      $    78,104
Operating expenses                                   394,404           33,804               --          428,208           63,362
Depreciation and amortization                        114,207           10,547            5,974          130,728           12,101
Noncash compensation expense                              --               --               --               --               --
Corporate expenses                                    20,883            2,318               --           23,201            4,059
                                                 -----------      -----------      -----------      -----------      -----------
Operating income (loss)                              167,574            9,973           (5,974)         171,573           (1,418)
Interest expense                                      75,076            8,565            2,518           86,159            1,370
Other income (expense) - net                          11,579           (4,082)              --            7,497           (1,034)
                                                 -----------      -----------      -----------      -----------      -----------
Income (loss) before income taxes                    104,077           (2,674)          (8,492)          92,911           (3,822)
Income tax (expense) benefit                         (47,116)              (3)           1,315          (45,804)              --
                                                 -----------      -----------      -----------      -----------      -----------
Income before equity in earnings
  (loss) of nonconsolidated affiliates                56,961           (2,677)          (7,177)          47,107           (3,822)
Equity in earnings (loss) of non-
consolidated affiliates                                6,615               --               --            6,615               --
                                                 -----------      -----------      -----------      -----------      -----------
Net income (loss)                                $    63,576      $    (2,677)     $    (7,177)     $    53,722      $    (3,822)
                                                 ===========      ===========      ===========      ===========      ===========
Net income (loss) per common share:
    Basic                                        $       .72                                        $      .60
                                                 ===========                                        ==========
    Diluted                                      $       .67                                        $      .54
                                                 ===========                                        ==========

                                                                   Clear Channel/
                                                    Pro Forma      Eller/Paxson      Universal        Pro Forma      Clear Channel
                                                 Adjustment (2)      Pro Forma       Historical    Adjustment (3)     Pro Forma
                                                 --------------      ---------      ----------     --------------     ---------
Net revenue                                        $        --      $   831,814      $   209,639      $        --   $ 1,041,453
Operating expenses                                      (1,246)         490,324          101,613               --       591,937
Depreciation and amortization                            9,377          152,206           59,977           30,881       243,064
Noncash compensation expense                                --               --            8,289           (8,289)           --
Corporate expenses                                          --           27,260               --               --        27,260
                                                   -----------      -----------      -----------      -----------   -----------
Operating income (loss)                                 (8,131)         162,024           39,760          (22,592)      179,192
Interest expense                                        29,276          116,805           46,400               --       163,205
Other income (expense) - net                                --            6,463           (2,621)              --         3,842
                                                   -----------      -----------      -----------      -----------   -----------
Income (loss) before income taxes                      (37,407)          51,682           (9,261)         (22,592)       19,829
Income tax (expense) benefit                            14,963          (30,841)              --               --       (30,841)
                                                   -----------      -----------      -----------      -----------   -----------
Income before equity in earnings
  (loss) of nonconsolidated affiliates                 (22,444)          20,841           (9,261)         (22,592)      (11,012)
Equity in earnings (loss) of non-
consolidated affiliates                                     --            6,615               --               --         6,615
                                                   -----------      -----------      -----------      -----------   -----------
Net income (loss)                                  $   (22,444)     $    27,456      $    (9,261)     $   (22,592)  $    (4,397)
                                                   ===========      ===========      ===========      ===========   ===========
Net income (loss) per common share:
    Basic                                                           $       .30                                     $      (.04)
                                                                    ===========                                     ===========
    Diluted                                                         $       .26                                     $      (.07)
                                                                    ===========                                     ===========

                                  CLEAR CHANNEL
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                      CONSOLIDATED STATEMENTS OF OPERATIONS

                    (In thousands, except per share amounts)

                          Year ended December 31, 1997

ELLER ACQUISITION

(1) Represents the pro forma effect of the acquisition of Eller assuming it was acquired January 1, 1997.

                                                                                                        Increase
                                                                                                       (Decrease)
                                                                                                         Income
                                                                                                         ------
(a)     Increase in amortization of goodwill of $5,205 resulting from the additional                    $ (5,974)
        goodwill created by the acquisition and a decrease in amortizable life from 40 years (Eller) to 25 years (the Company) and additional depreciation of $769 related to the adjustment of fixed assets to fair value.

(b)     Increase in interest expense due to a higher amount of average debt                               (2,518)
        outstanding, which was partially offset by a lower average interest rate (6%
        average rate for the Company and 8.8% for Eller during the first three months of 1997).

(c)     Tax effect of the above adjustments to depreciation and interest expense at                        1,315
        the Company's effective federal and state tax rate of 40%.



PAXSON ACQUISITION

(2) Represents the pro forma effect of the Paxson acquisition assuming it was acquired January 1, 1997.

                                                                                                        Increase
                                                                                                       (Decrease)
                                                                                                         Income
                                                                                                         ------
(a)     Elimination of option plan compensation expense resulting from the elimination                $    1,246
        of the plan.

(b)     Increase in amortization expense resulting from the additional goodwill                           (9,377)
        created by the acquisition.

(c)     Increase in interest expense (at an average interest rate of 6.5% for the                        (29,276)
        first nine months of 1997) due to additional borrowing on the Company's credit facility to finance the acquisition cost.

(d)     Tax effect of the above adjustment at the Company's effective federal and                         13,339
        state tax rate of 40%.

(e) This pro forma does not include certain benefits Clear Channel believes it will achieve through the discontinuance of a corporate headquarters operating solely for the Paxson Radio stations. Paxson Radio's historical statement of operations for the year ended December 31, 1997 includes $4,059, $2,435 net of tax, of expenses as the allocation of corporate expense. Clear Channel has not incurred these expenses relating to the Paxson Radio stations since the completion of this acquisition in December 1997.

UNIVERSAL MERGER

(3) Represents the pro forma effect of the merger with Universal assuming it had occurred on January 1, 1997.

The Company and Universal unaudited pro forma combined condensed financial statements reflect the merger, accounted for as a purchase, as follows:

Universal Common Stock outstanding at December 31, 1997 adjusted
  to reflect the exercise of all outstanding options and warrants                            28,787,442
Exchange ratio                                                                                      .67
                                                                                            -----------
The Company's Common Stock assumed to be issued in connection
  with the Merger                                                                            19,287,586
Estimated value per share                                                                   x  $62.3125
                                                                                            $ 1,201,858
Estimated transaction costs                                                                      15,000
     Total estimated purchase price                                                         $ 1,216,858
                                                                                            ===========

For purpose of these statements, the total estimated purchase price was allocated as follows:

Total estimated purchase price                                                              $ 1,216,858
Universal's net assets at December 31,1997 adjusted for the
  elimination of existing goodwill of $242,291                                                   54,064
Estimated excess purchase price (allocated to goodwill)                                     $ 1,162,794
                                                                                            ===========

The estimated excess purchase price allocated to goodwill of $1,162,794 will be amortized over a 25-year period using the straight line method, which will result in annual goodwill amortization of $46,512.

The pro forma merger adjustments at December 31, 1997 are as follows:

                                                                                               Increase (Decrease)
                                                                                               ------------------
Cash and cash equivalents                                                                         $  (15,000)
Licenses and goodwill                                                                                902,290
Accumulated Amortization                                                                              18,213
Common stock                                                                                           1,661
Additional paid-in capital                                                                           825,800
Retained earnings (accumulated deficit)                                                               87,541
Other shareholders' equity                                                                            (9,499)

The pro forma merger adjustments for the year ended December 31, 1997 are as follows:

                                                                                               Increase (Decrease)
                                                                                                     Income
                                                                                                     ------
Depreciation and amortization                                                                       $ (30,881)
Noncash compensation for incentive options                                                              8,289

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Clear Channel Communications, Inc.


Date: February 23, 1999                       By: /s/ HERBERT W. HILL, JR.
                                                  ------------------------------
                                                  Herbert W. Hill, Jr.
                                                  Senior Vice President and
                                                  Chief Accounting Officer